                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]:
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS.240.14a-11(c) oR SS.240.14a-12

--------------------------------------------------------------------------------

                         BIG LAKE FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

                             EDWIN E. WALPOLE, III
                  (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                         BIG LAKE FINANCIAL CORPORATION




                                                              February 25, 1999




TO THE SHAREHOLDERS OF
BIG LAKE FINANCIAL CORPORATION

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Big Lake Financial Corporation which will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 18, 1999 beginning at 4:00 P.M.

         At the 1999 Annual Meeting you will be asked to consider and vote upon the election of three directors to serve until the Annual Meeting of Shareholders in 2002 and one director to serve until the Annual Meeting of Shareholders in 2000. Shareholders also will consider and vote upon such other or further business as may properly come before the 1999 Annual Meeting and any adjournment or postponement thereof.

         We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

         We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                          Sincerely,



                                          /s/  Edwin E. Walpole, III
                                          --------------------------------
                                          Edwin E. Walpole, III
                                          Chairman of the Board

                         BIG LAKE FINANCIAL CORPORATION
                           1409 SOUTH PARROTT AVENUE
                              OKEECHOBEE, FL 34974

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 18, 1999

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Big Lake Financial Corporation (the "Holding Corporation") will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 18, 1999, at 4:00 P.M. ("1999 Annual Meeting"), for the following purposes:

         1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2002 and one director to serve until the Annual Meeting of Shareholders in 2000.

         2. Other Business. To transact such other or further business as may properly come before the 1999 Annual Meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on February 19, 1999, are entitled to notice of and to vote at the 1999 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 1999 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 1999 Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/  Edwin E. Walpole, III
                                          ----------------------------------
                                          Edwin E. Walpole, III
February 25, 1999                         Chairman of the Board


         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1999 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         BIG LAKE FINANCIAL CORPORATION
                                 TO BE HELD ON
                                 MARCH 18, 1999

                                  INTRODUCTION

GENERAL

         This Proxy Statement is being furnished to the shareholders of Big Lake Financial Corporation (the "Holding Corporation") in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation ("Holding Corporation Common Stock") for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Thursday, March 18, 1999, and at any adjournment or postponement thereof ("1999 Annual Meeting"). The 1999 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2002 and one director to serve until the Annual Meeting of Shareholders in 2000, and (ii) transact such other or further business as may properly come before the 1999 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the 1999 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated February 25, 1999, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on February 26, 1999.

         The principal executive offices of the Holding Corporation are located at 1409 South Parrott Avenue, Okeechobee, FL 34974. The telephone number of the Holding Corporation at such offices is (941) 467-4663.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of the Holding Corporation has fixed the close of business on February 19, 1999, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the 1999 Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the 1999 Annual Meeting. At the close of business on such date, there were 490,001 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 562 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the 1999 Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on February 19, 1999. The affirmative vote of the holders of a majority of shares of Holding Corporation Common

Stock represented and entitled to vote at the 1999 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

         Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 1999 Annual Meeting and not revoked, will be voted at the 1999 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE FOUR NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 1999 ANNUAL MEETING.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 1999 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the 1999 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974,
Attention: Joe G. Mullins.

         A copy of the 1998 Annual Report to Shareholders, including financial statements for the year ended December 31, 1998, accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS



GENERAL

         The 1999 Annual Meeting is being held to elect three directors of the Holding Corporation to serve three-year terms of office and one director to serve a one-year term of office. The Board of Directors of the Holding Corporation is divided into three classes, with the terms of office of the classes ending in successive years. The three members of the Board whose terms expire at the 1999 Annual Meeting are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2002. The President and Chief Executive Officer of Big Lake National Bank is subject to election as a director of the Holding Corporation each year and, accordingly is standing for re-election to a one-year term expiring at the Annual Meeting of Shareholders in 2000.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the four nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE FOUR NOMINEES LISTED BELOW.

         The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his or her position and offices with the Holding Corporation other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on February 19, 1999. Each of the following individuals is also serving as a director of Big Lake National Bank (the "Bank"), which is wholly-owned subsidiary of the Holding Corporation (collectively, the "Company"). For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."

NOMINEE OR DIRECTOR                                        AMOUNT, PERCENTAGE
CONTINUING IN OFFICE,                                      AND NATURE OF
YEAR FIRST ELECTED                  INFORMATION ABOUT      BENEFICIAL OWNERSHIP
A DIRECTOR, AGE AND                 NOMINEE OR DIRECTOR    HOLDING CORPORATION
ADDRESS OF 5% SHAREHOLDER           CONTINUING IN OFFICE   COMMON STOCK (1)
--------------------------          ---------------------  ---------------------

                             NOMINEES FOR DIRECTOR

                              FOR THREE-YEAR TERM
                          EXPIRING ANNUAL MEETING 2002


John W. Abney, Sr., 1986, 48        Owner, Abney & Abney, Inc.    10,362 (2) (9)
                                    (building contractor)         2.10%


Mary Beth Cooper, 1986, 50          Homemaker                     4,524 (9)
                                                                  .009%


Edwin E. Walpole, III, 1986, 63     Owner, Walpole, Inc.          70,271 (3) (9)
P.O. Box 1177                       (transportation company)      14.25%
Okeechobee, FL  34973


                   FOR ONE-YEAR TERM EXPIRING ANNUAL MEETING
                          EXPIRING ANNUAL MEETING 2000


Joe G. Mullins, 1988, 59            President, Big Lake           14,185 (9)
                                    National Bank                 2.88%


                       MEMBERS OF THE BOARD OF DIRECTORS
                              CONTINUING IN OFFICE

                        TERM EXPIRES ANNUAL MEETING 2000


Curtis S. Fry, 1997, 60             Owner, Fry Hardware Co.       36,806 (4)
111 San Benito                      & Cane Brake Apts.            7.51%
Clewiston, FL  33440

Thomas A. Smith, 1997, 61           Owner, LaBelle Plant World    13,917 (5)
                                                                  2.84%

                        TERM EXPIRES ANNUAL MEETING 2001

John B. Boy, Jr., 1997, 45          Accountant/Owner,             3,036 (6)
                                    Boy & Associates              .006%

H. Gilbert Culbreth, Jr., 1986, 53  Owner, Gilbert                31,979 (7) (9)
P.O. Box 848                        Chevrolet, Inc.               6.48%
Okeechobee, FL  34973-0848

Bobby H. Tucker, 1993, 49           Owner, B. H. Tucker, P.A.     943 (8)
                                                                  .001%
--------------------
(1) Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names.

(2) Includes 632 shares held in trust for his children, 577 shares held by a company owned by him and 5,967 shares held as trustee.

(3) Includes 1,157 shares held by a company owned by him, 35,105 shares held by his individual retirement account, and 1,129 shares held jointly with his daughter.

(4) Includes 1,230 shares held jointly with his daughter, 1,230 shares held jointly with his daughter, 17,583 held by a company owned by him, and 363 shares held jointly with his spouse.

(5) Includes 13,562 shares held jointly with his spouse, and 355 shares held jointly with his son

(6)  Includes 2,681 shares held jointly with his spouse.

(7) Includes 112 shares held jointly with his son, 5,796 shares held by a company owned by him, 8,953 shares held jointly with his spouse and 284 shares held jointly with his daughter.

(8)  Shares held jointly with spouse.

(9)  Includes 3,186 shares subject to presently exercisable options.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 1998. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation's Board of Directors presently has two committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 1998 follows:

         The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 1998.

         The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit report. The Audit Committee also directs the activities of the internal audit function. The entire Board of Directors serves as the members of this committee. The committee held one meeting during 1998.

         The Holding Corporation Board does not have a Compensation Committee since the Holding Corporation does not pay any compensation or benefits to officers and employees.

         Directors of the Holding Corporation are not paid any fees for meetings of the Holding Corporation. Directors of Big Lake National Bank are paid monthly fees of $500, with the Chairman of Big Lake National Bank receiving $600. Directors of Big Lake National Bank also are paid $100 for each committee meeting attended.

EXECUTIVE OFFICERS

         The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

NAME                   INFORMATION ABOUT EXECUTIVE OFFICER

Edwin E. Walpole, III  President and Chief Executive Officer
                       of the Holding Corporation and Chairman of the Board of Big Lake National Bank; Owner, Walpole, Inc.

Joe G. Mullins         Executive Vice President and Chief Administrative Officer
                       of the Holding Corporation and President and Chief
                       Executive Officer of Big Lake National Bank


MANAGEMENT AND PRINCIPAL STOCK OWNERSHIP

         As of February 19, 1999, based on available information, all directors and executive officers of the Holding Corporation as a group (nine persons) beneficially owned 186,023 shares of Holding Corporation Common Stock which constituted 36.77% of the number of shares outstanding at that date.

         In addition to Messrs. Culbreth, Fry and Walpole, the following are the only individuals beneficially owning more than 5% of Holding Corporation Common Stock on December 31, 1998:

    NAME AND ADDRESS            AMOUNT - NATURE OF
       OF OWNER                BENEFICIAL OWNERSHIP             PERCENT OF CLASS

Henry C. Kelly                        52,467                         10.70%
P. O. Box 176
Okeechobee, FL  34973-00176

Robert L. Mace                        44,639                          9.119%
c/o Fijian RV Park
6500 Hwy 441 S.
Okeechobee, FL  34974


EXECUTIVE COMPENSATION AND BENEFITS

         The following table sets forth all cash compensation for the Holding Corporation's Executive Vice President and Chief Administrative Officer and President and Chief Executive Officer of the Bank for services to the Holding Corporation and the Bank in 1998.

                           SUMMARY COMPENSATION TABLE

                  Long Term Compensation
---------------------------------------------------------------------------------------------------------
                                               Annual Compensation  Awards                 Payouts
-----------------------------------------------------------------------------------------------------------------------------------
Name
and                                                             Other         Restricted
Principal                                                       Annual          Stock       Options/     LTIP       All Other
Position                     Year     Salary     Bonus     Compensation(1)     Award(s)       SARs      Payouts    Compensation(2)
-----------------------------------------------------------------------------------------------------------------------------------
Joe G. Mullins,              1998    $127,000    $ -0-         $7,805            -0-          -0-        -0-          $ -0-
Executive Vice               1997    $105,000    $ -0-         $3,381(1)         -0-          -0-        -0-          $ -0-
President and Chief          1996    $ 96,000    $ -0-         $1,419            -0-          -0-        -0-          $ -0-
Administrative Officer
of the Holding
Corporation and President
and Chief Executive
Officer of the Bank
-------------------------

(1) Represents amounts contributed by Big Lake National Bank to Mr. Mullins' account pursuant to the Big Lake National Bank Profit Sharing Plan, and amounts attributable to sick pay reimbursement (under a program available to all employees), and excess life insurance benefits.

         Stock Option Plan. The Holding Corporation has a stock option plan. The plan authorizes the issuance of options for approximately 15,930 shares to certain Holding Corporation directors. As of December 31, 1998, options exercisable for an aggregate of approximately 15,930 shares of Holding Corporation Common Stock were outstanding and held by certain directors at an exercise price of $10.00 per share. The options terminate June 30, 2001.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                      SECURITIES                 VALUE OF
                                                                      UNDERLYING                UNEXERCISED
                                    SHARES                            UNEXERCISED              IN-THE-MONEY
                                   ACQUIRED                          OPTIONS/SARS              OPTIONS/SARS
                                      ON             VALUE           AT FY-END (#)             AT FY-END($)
                                   EXERCISE         REALIZED         EXERCISABLE/              EXERCISABLE/
             NAME                     (#)             ($)            UNEXERCISABLE             UNEXERCISABLE
------------------------------- ---------------- --------------- ---------------------- ----------------------------
JOE G. MULLINS                        ---             ---              3,186/-0-               $36,288/$-0-
------------------------------- ---------------- --------------- ---------------------- ----------------------------


         Profit Sharing Plan. Big Lake National Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. Big Lake National Bank may contribute a percentage amount provided that only salary reductions up to 6% of compensation will be considered. Big Lake National Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by Big Lake National Bank vest based upon percentage amounts of 20% to 100% over three to seven years of service.

CERTAIN TRANSACTIONS

         The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.


                 SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of shareholders of the Holding Corporation intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 1999, in order to be included in the Holding Corporation's Proxy Statement and form of proxy relating to the 2000 Annual Meeting of Shareholders.


                      SECTION 16(A) REPORTING REQUIREMENTS

         Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 1998, all filing requirements applicable to reporting persons were met except that Mr. Joe G. Mullins did not report three transactions (involving the purchase of 741 shares) in a timely manner, and Mr.
H. Gilbert Culbreth, Jr. did not report three transactions (involving the purchase of 13,932 shares) in a timely manner. Messrs. Mullins and Culbreth identified this error and filed an amended report covering the transaction on February 2, 1999. Neither of Messrs. Mullins nor Culbreth have sold any shares of Holding Corporation Common Stock since the Holding Corporation was formed in 1986.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 1999 until the latter part of 1999. Stevens, Thomas, Schemer & Sparks, P.A. has served as independent public accountants for the Holding Corporation and the Bank since 1992. The Board does not anticipate that a representative of Stevens, Thomas, Schemer & Sparks, P.A. will be present at the 1999 Annual Meeting.


                               OTHER INFORMATION

PROXY SOLICITATION

         The cost of soliciting proxies for the 1999 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

         Management of the Holding Corporation does not know of any matters to be brought before the 1999 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 1999 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

         Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1998, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974,
Attention: Joe G. Mullins.

                                                                     APPENDIX


                                   PROXY CARD

REVOCABLE PROXY

                         BIG LAKE FINANCIAL CORPORATION


       PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 1999.

         The undersigned hereby appoints Bobby H. Tucker and H. Gilbert Culbreth, Jr., or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Big Lake Financial Corporation (the "Holding Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 18, 1999, at 4:00 P.M., and at any adjournment thereof.

         SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE FOUR DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS

      FOR      AGAINST    ABSTAIN

      [ ]      [ ]        [ ]        John W. Abney, Sr.

      [ ]      [ ]        [ ]        Mary Beth Cooper

      [ ]      [ ]        [ ]        Joe G. Mullins

      [ ]      [ ]        [ ]        Edwin E. Walpole, III

                                     PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                     THIS PROXY PROMPTLY IN THE ENVELOPE
                                     FURNISHED.

                                     Please sign exactly as name appears on
                                     your stock certificate. When shares are
                                     held by joint tenants, both should sign.
                                     When signing as attorney, as executor,
                                     administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     SHARES
                                           ------------------------------------

                                     DATED:                              , 1999
                                           ------------------------------


                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature if held jointly


                                     -------------------------------------------
                                     Please print or type your name



[ ] Please mark here if you intend to attend the 1999 Annual Meeting of Shareholders.